                                                                    EXHIBIT 10.7

Policy Number:  45706342               Insured:      Mr. Paul Y. Song
Policy Date:    02/13/1996             Owner:        ARIS Corporation
Policy Status:  PREM PAY               Plan:         Five Year Term
Paid to Date:   02/13/1998             Face Amount:  $2,000,000.00
Prepared on:    03/21/1997             Ad Series:    AD94 MODIFIED ENDOWMENT: NO

POLICY VALUES SUMMARY:
Policy Cash Value:                Policy Death Benefits:           2,000,000.00
Dividend Cash Value:              Death Benefits from Dividends:
OPP Rider Cash Value:             OPP Rider Death Benefit:
Gross Cash Value:                 1 Year Term Death Benefit:
Outstanding Loan Amount:          Term Rider Death Benefit:
Loan Interest Due:                Gross Death Benefit:             2,000,000.00
Accumulated Adjustments:***       Outstanding Loan Amount:
Net Cash Value:**                 Loan Interest Due:
                                  Accumulated Adjustments:***          1,320.78
                                  Net Death Benefit:              $2,001,320.78

 **May be subject to withholding
***Includes unused premium, premium due, surrender charges, term, dividend, etc.

DIVIDEND DETAILS:
Cash Values                       Death Benefit
Paid Up Additions:                Paid Up Additions:
Dividend Accumulations:           Dividend Accumulations:
Whole Life Additions:             Whole Life Additions:
Total Dividend Cash Value:**      Total Dividend Death Benefit:
**May be subject to withholding   1 Year Term Death Benefit:

**Maximum Dividends Available:
Current Dividend Option:  REDUCE PREMIUM/LOAN INTEREST
Last Anniversary Date:  1997      Last Anniversary Dividend:

LOAN DETAILS:
Current Loan Information
Outstanding Loan Amount:          Loan Interest Paid to Date:
Loan Interest Due:                C-O-M Loan Repay Amount:
Loan Interest Rate:
Available Loan Information:
**Maximum Loan Value              **May be subject to withholding

Values reflect transactions processed by the Company up to the "Prepared On" Date. Values may vary due to unprocessed transactions. For further details, call your New York Life agent or your New York Life Service Center.

Policy Number:  45706342               Insured:      Mr. Paul Y. Song
Policy Date:    02/13/1996             Owner:        ARIS Corporation
Policy Status:  PREM PAY               Plan:         Five Year Term
Paid to Date:   02/13/1998             Face Amount:  $2,000,000.00
Prepared on:    03/21/1997             Ad Series:    AD94 MODIFIED ENDOWMENT: NO

CASH VALUE INCREASE & TAXATION DETAILS:

Cash Value Increase               Surrender Taxation Information
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Last Anniversary Date:  1997      **Federal Taxable Gain:
Last Anniversary Dividend:        **State Taxable Gain:
Prior Year CV Increase:           Surrender Cost Basis:
Total Prior Year Increase:
                                  1035 Exchange Taxation Information
Base Annualized Premium: $1,430   **Federal Taxable Gain:
Current Year CV Increase:         **State Taxable Gain:
                                  1035 Exchange Amount:
**May be subject to withholding   1035 Exchange Cost Basis:

PREMIUM SUMMARY:
Premium Mode:  ANNUAL             Current POP Status:
Policy Premium:  $1,585.00
Partial POP Amount:
Out of Pocket Premium:            **POP Date:
                                  Last Prem Activity:  03/03/1997
OPP Mode:                         Next Bill Date:  02/13/1998
OPP Amount:                       Default Premium Payment Option:  NC

**Based on our current dividend scale, which is not guaranteed, no out-of-pocket cash premium payment is required with the policy anniversary date shown. This does NOT make the policy paid-up or reduce the number of premiums that must be paid. Premiums are assumed to be paid by application of dividend values. A reduction in the current scale could require additional out-of-pocket cash outlays in future years.

POLICY COMPONENTS:

Component:    BASE PLAN                 Name:  Paul Y. Song                    Rating:  PREFERRED
Face Amount:  $2,000,000.00             ANNUAL Premium:  $1,380.00             Units:  Rider ID:
Issue Age:    32                        Date Added:  02/13/1996                AD Series:  AD94

Component:    BASE FEES                 Name:  Paul Y. Song                    Rating:  PREFERRED
Face Amount:  $2,000,000.00             ANNUAL Premium:  $50.00                Units:   Rider ID:
Issue Age:    32                        Date Added:  02/13/1996                AD Series:  AD94

Component:    BASE-WP                   Name:  Paul Y. Song                    Rating:  PREFERRED
Face Amount:  $2,000,000.00             ANNUAL PREMIUM:  $155.00               Units:   Rider ID:
                                        Date Added:  02/13/1996                AD Series:  AD94

Values reflect transactions processed by the Company up to the "Prepared On" Date. Values may vary due to unprocessed transactions. For further details, call your New York Life agent or your New York Life Service Center.

Policy Number:  45706342               Insured:      Mr. Paul Y. Song
Policy Date:    02/13/1996             Owner:        ARIS Corporation
Policy Status:  PREM PAY               Plan:         Five Year Term
Paid to Date:   02/13/1998             Face Amount:  $2,000,000.00
Prepared on:    03/21/1997             Ad Series:    AD94 MODIFIED ENDOWMENT: NO

ALTERNATE PREMIUM MODES:
Annual:         1,585.00
Semi-Annual:      846.30
Quarterly:        446.85
Monthly:          152.74
COM/Nyla:         148.76

BENEFICIARY DETAILS:
02/13/1996 1/ST/ ARIS CORPORATION

CLIENT DETAILS:
Part II Type:   Paramedical            Part II Date:  12/08/1995
Name:           ARIS Corporation       Role:  PRIMARY OWNER
Address:        ARIS Corp.             Phone:              DOB:             Sex:
                6720 Fort Dent Way, Suite 150          SSN/Tax ID #:  91-1497147
                Seattle, WA  98188-2580

Client ID:      007460924              Household ID:  9604090002997704

Name:           Mr. Paul Y. Song       Role:  PRIMARY INSURED
Address:                               Phone:  206-839-6116     DOB:  02/13/1964
                                               HOME    Sex:  M
                                       SSN/TaxID #:  ###-##-####

Client ID:      005081097              Household ID:

AGENT DETAILS:
Name:   Freda J. Zimmerman, CLU        Percentage:
Code #:  309999                        Role:  ORIGINAL
Status:  ACTIVE                        Phone:  206-389-4833
General Office:  PUGET SOUND GENERAL OFFICE                     Expiration Date:

Values reflect transactions processed by the Company up to the "Prepared On" Date. Values may vary due to unprocessed transactions. For further details, call your New York Life agent or your New York Life Service Center.